August 12, 2005


AMCON Distributing Company
7405 Irvington Road
Omaha, Nebraska 68122

And

The Beverage Group, Inc.
2 North Lake Avenue, Suite 910
Pasadena, California 91101

And

Chamberlin Natural Foods, Inc.
430 North Orlando Avenue
Winter Park, Florida 32789

And

Hawaiian Natural Water Company, Inc.
98-746 Kuahao Place
Pearl City, Hawaii 96782

And

Health Food Associates, Inc.
7807 East 51st Street
Tulsa, Oklahoma 74145

And

Trinity Springs, Inc.
1101 West River Street
Suite 370
Boise, Idaho 83702



RE:  THIRD AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY
AGREEMENT




Gentlemen:

AMCON Distributing Company, a Delaware corporation, ("AMCON"), The Beverage Group, Inc., a Delaware corporation, ("Beverage Group"), Hawaiian Natural Water Company, Inc., an Oklahoma corporation, ("Hawaiian Natural"), Chamberlin Natural Foods, Inc., a Florida corporation, ("Chamberlin Natural"), Health Food Associates, Inc., an Oklahoma corporation, ("Health Food"), and Trinity Springs, Inc., a Delaware Corporation, ("Trinity Springs"), (AMCON, Beverage Group, Hawaiian Natural, Chamberlin Natural, Health Food, and Trinity are each referred to as a "Borrower" and are collectively referred to as "Borrowers") and LaSalle Bank National Association, a national banking association (in its individual capacity, "LaSalle"), as agent (in such capacity as agent, "Agent") for itself, Gold Bank, a Kansas state bank, and all other lenders from time to time a party hereto ("Lenders"), have entered into that certain Amended and Restated Loan and Security Agreement dated September 30, 2004 (the "Security Agreement"). From time to time thereafter, Borrower, Agent and Lenders may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrower, Agent and Lenders now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.  The Agreement hereby is amended as follows:

(a) Subsections 4(c)(vi) and 4(c)(vii) of the Agreement are hereby amended in their entirety to add the following provisions:

(vi) Transaction Fee: Borrower shall pay to Agent for its benefit a transaction fee of One Thousand No/100 Dollars ($1,000.00) with respect to internal costs and expenses (in addition to any reimbursable out-of-pocket costs and expenses of Agent) related to this Third Amendment, which fee shall be Third Amendment and payable on August 31, 2005.

(vii) Waiver Fee: Borrower shall pay to Agent, for the benefit of Lenders, a waiver fee of Fifty Thousand and No/100 Dollars
($50,000.00), which fee shall be fully earned by Lenders on the date of this the Third Amendment to the Agreement and payable on August 31, 2005.

(b) Section 17 of the Agreement is hereby amended in its entirety to add the following provision:

(l) Borrowers, jointly and severally, agree to the sale or liquidation of Hawaiian Natural Water Company, Inc., and Trinity
Springs, Inc. within one-hundred and twenty (120) days of this Third amendment.

2. This Amendment shall not become effective until fully executed by all parties hereto and until Lender is in receipt of an original Third Amendment and related documents.

3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement thereto hereby is ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

LASALLE BANK NATIONAL ASSOCIATION, a national banking association, as Agent and a Lender

By:    /s/ Joseph G. Fudacz
       --------------------
       Joseph G. Fudacz
Title: Senior Vice President

Revolving Loan Commitment: $35,332,980.00
Term Loan A Commitment:  $709,243.00
Term Loan B Commitment:  $3,333,000.00

GOLD BANK, a Kansas state bank, as a Lender

By:    /s/ Mark Jannaman
       ------------------
       Mark Jannman
Title: Vice President

Revolving Loan Commitment:  $17,666,490.00
Term Loan A Commitment:  $354,090.00
Term Loan B Commitment $1,667,000.00



ACKNOWLEDGED AND AGREED TO
this 12th day of August, 2005:

AMCON DISTRIBUTING COMPANY

By:     /s/ Michael D. James
        ---------------------
Title:  Vice President and Chief Financial Officer
        ------------------------------------------

THE BEVERAGE GROUP, INC.

By      /s/ Michael D. James
        ----------------------
Title:  Secretary
        ----------------------

HAWAIIAN NATURAL WATER COMPANY, INC.

By      /s/ Michael D. James
        ----------------------
Title:  Secretary
        ----------------------


CHAMBERLIN NATURAL FOODS, INC.

By      /s/ Michael D. James
        ----------------------
Title:  Secretary
        ----------------------

HEALTH FOOD ASSOCIATES, INC.

By      /s/ Michael D. James
        ----------------------
Title:  Secretary
        ----------------------

TRINITY SPRINGS, INC.

By      /s/ Michael D. James
        ----------------------
Title:  Assistant Secretary
        ----------------------


Consented and agreed to by the following guarantor(s) of the obligations of AMCON DISTRIBUTING COMPANY, THE BEVERAGE GROUP, INC.,
HAWAIIAN NATURAL WATER COMPANY, INC.,
CHAMBERLIN NATURAL FOODS, INC.,and
HEALTH FOOD ASSOCIATES, INC. to
LaSalle Bank National Association, as Agent.

/s/ William F. Wright
--------------------------------
William F. Wright

Date: August 12, 2005